UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 31, 2023

Nogin, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40682	86-1370703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 Flight Way STE 400, Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 222-0209

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NOGN	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	NOGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On May 31, 2023, Nogin, Inc. (the “Company”) posted presentation materials on the Investor Relations section of the Company’s website at https://ir.nogin.com/. Members of the Company’s management may use all or portions of these materials from time to time in meetings with or when making presentations to the investment community, current or potential stakeholders and others. The presentation materials are furnished herewith as Exhibit 99.1.

The Company uses any of the following to comply with its disclosure obligations under Regulation FD: press releases, SEC filings, public conference calls or the Company’s website. The Company routinely posts important information on the Investor Relations section of its website (https://ir.nogin.com/), including information that may be deemed to be material. The Company encourages investors and others interested in the Company to monitor these distribution channels for material disclosures.

The information set forth in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

99.1	Corporate Presentation, dated May 2023.

104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nogin, Inc.

Date: May 31, 2023	By:	/s/ Jonathan S. Huberman
	Name:	Jonathan S. Huberman
	Title:	Chief Executive Officer, President and Chairman of the Board

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